-------------------------------------------------------------------------------
Message to Shareholders


Dear Valued Shareholder:

We are pleased to send you the Oak Associates Funds' annual report for the year ended October 31, 1998. These past twelve months have been volatile, but generally rewarding for investors, and Oak Associates shareholders have benefited from solid performance. The following pages detail the Funds' past performance, along with a discussion of our outlook on the markets and economy for the year ahead. We encourage you to read them to help you stay informed about your mutual fund investment.


1998 Highlights

Performance -- The past twelve months saw White Oak Growth continuing to receive favorable media attention due to its long-term performance, especially a strong 5-year annualized return. And Pin Oak's year-to-date performance, compared to its peers, has resulted in renewed attention from both the press and new investors at a time when most small and mid-cap funds are struggling.

Asset growth -- As of October 31, 1998, we have grown to a $865 million fund company, up from $393 million in assets a year ago.

Service Enhancements -- We have made extensive improvements to our web site, toll-free telephone service, and shareholder communications materials -- all implemented with an eye on containing Fund expenses.

Tax Efficiency -- As a result of our buy-and-hold strategy and low portfolio turnover, neither of the Oak Associates Funds had a capital gains distribution in 1998.


New for 1999

New Red Oak Technology Select Fund* -- In an effort to take advantage of growth opportunities in the technology sector and to provide shareholders with a broader array of investment products, the Oak Associates Funds are expected to introduce the Red Oak Technology Select Fund on December 31, 1998, at an initial price of $10 per share.

The Fund will seek long-term capital growth by investing primarily in common stocks of companies which rely extensively on technology in their product development or operations, or which may be experiencing growth in sales and earnings driven by technology related products and services.

Improvements at www.oakassociates.com -- In January, we will be enhancing our web site to offer shareholders expanded Fund information, portfolio manager commentary and shareholder account access. We encourage you to visit the site and watch for these upcoming improvements.

-------------------------------------------------------------------------------
Message to Shareholders (concluded)

As always, we thank you for choosing the Oak Associates Funds as part of your investment portfolio. We appreciate the confidence you have placed in us, and will strive to continue providing superior investment results and shareholder services.

Sincerely,

/s/ James D. Oelschlager                        /s/ Douglas S. MacKay


         [PHOTO]                                       [PHOTO]


James D. Oelschlager                            Douglas S. Mackay
Chief Investment Officer                        Assistant Portfolio Manager
Portfolio Manager




              To Receive a Red Oak Technology Select Investment Kit

     Visit our web site at www.oakassociates.com, or call 1-888-462-5386 and press option #1. Red Oak is expected to be available on December 31, 1998, at an initial price of $10 per share.

*Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, and is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

-------------------------------------------------------------------------------
Manager's Discussion of Fund Performance
October 31, 1998


The Year in Review

After a strong first half, the markets endured one of the worst corrections in recent history, falling more than twenty percent from peak to trough and reminding investors that things do not always go up in a straight line. The third quarter correction was painful, but not entirely unexpected, given the eight great years we have enjoyed since the Persian Gulf War. Fortunately, we have had a strong rebound from third quarter lows and believe the worst is behind us.

We would like to make a few points to put the recent correction into perspective.

The third quarter correction was precipitated by concerns about Russia, Asia, and Latin America, but proved related to simpler matters; highly leveraged investments and complex derivative securities. All investors would be wise to read all they can about the rise and fall of Long Term Capital, a New York based hedge fund. Things that were never supposed to go wrong did. Mathematically oriented investment models, known as black boxes in our business, failed, and sent the markets into a liquidity-driven tailspin. It didn't help that the leverage employed in this case was nearly one hundred to one. At Oak Associates, we avoid leverage and steer clear of derivatives, as both have an uncanny way of forcing short-term action at the least appropriate times.

The recent correction also brought about a significant decline in the valuation of small cap stocks. Investing in this area of the market does entail higher risk, but at current levels, valuations appear to be very low. Many stocks in the Pin Oak Aggressive Stock Portfolio recently sold for as little as ten times earnings in spite of their strong results and remain at significant discounts to their long-term growth rates. To us, the main issue is not one of fundamentals, but of narrow liquidity in an under-served sector of the market. The situation appears to be improving. Several small cap funds have reopened their doors to shareholders and we have seen sizeable interest in the Pin Oak portfolio, more than we have in quite a long time.

We would like to make one final point. Market timing is a loser's game in the long-run. Short-term trading does not preserve capital, it consumes it. A famous financial commentator once pointed out that no college dorm or hospital wing has ever been endowed by a market timer. Corrections are an inevitable occurrence in investing, and we find that grinding through them is the best path to long-term investment success.


Our Investment Approach

We believe investing is more of an art form built from experience than a science built on numbers. Our approach is relatively straightforward. With a keen eye on interest rates, we try to identify long-term trends in the economy. We then position our assets in key industries executing on these trends, and allow things to run their course, making changes rarely and only as needed.

-------------------------------------------------------------------------------
Manager's Discussion of Fund Performance (continued)
October 31, 1998

In the current environment, we believe that strong, growth industries offer the most fertile ground for successful investment ideas. Our emphasis at this time remains on three primary sectors - health care, financial services and technology. These industries have common elements, a history of innovation and credit for improving our overall living standards. We believe this trend will continue, offering investors in these sectors superior returns in the years ahead.

While valuation is an important element of our investment approach, it is but one part, and perhaps not as important to us as others. We have learned from years of investing that good stocks can be both cheap and expensive based on earnings numbers. On average, we attempt to buy great companies at reasonable prices, but try not to be religious about anything. In our experience, the key has been knowing when we have found a winner, and having the courage to hold onto it during irrational, short-term market fluctuations.



Our View of the Economy Today

We believe the young, "new economy" is both alive and well. Characterized by strong, productivity-driven growth, large numbers of good paying jobs, low inflation, and massive technological advancement, we believe the new economy is here to stay. This economy will experience its moments of peril, but we think the long-run positive outcomes will prove inevitable.

We are pleased about Federal Reserve Chairman Alan Greenspan's decision to lower interest rates not once, but twice. We feel further rate cuts may be likely if signs of a credit crunch persist. With inflation dead, Greenspan should not risk grounding this young economy with restrictive interest rates.

As mentioned before, pricing power in the economy remains non-existent. Some industries with the greatest declining prices, like technology, also happen to be the healthiest. Time and time again, we have heard how Wal-Mart rarely grants suppliers price increases, which forces these suppliers to grow through their own productivity gains. In an economy where profits cannot be achieved through price increases, tech-related capital expenditures will remain a priority item.

We believe this theme has been a driving force behind the health of the American consumer and the rapid climb of the United States to the top of the global economic food chain. This trend will be reinforced by the availability of cheap imports from troubled overseas economies.


Our Two Cents on the Internet

Over the past two decades, the personal computer industry has grown dramatically, driven by the growth of new applications and the resulting need for greater and greater speed. Today, the Internet is driving a whole new class of communications-oriented applications, spawning entire new industries and reinvigorating competition in

-------------------------------------------------------------------------------
Manager's Discussion of Fund Performance (continued)
October 31, 1998

industries once believed to be near monopolies, such as telecommunications and broadcasting. Regulators in Washington D.C. are struggling with decisions on how to deregulate many industries, increase competition, and bring lower prices to consumers.

As with the Industrial Revolution, the Internet will create great wealth for a new class of Carnegies, Mellons and Rockefellers. In fact, the process has already begun. Unlike the Industrial Revolution, the average individual will benefit not only as a consumer, but perhaps as an investor as well, thanks to mutual funds and greater public access to the financial markets.

Looking Ahead

The markets have done very well during the past decade, and based on our positive outlook for interest rates and the economy, we have every reason to believe that they will continue to do well in the future.

We point out, however, that markets never move upward in a straight line and it would be wrong of us to leave the impression that this is the case. Corrections do happen, and at some point they may last longer and prove to be deeper than the one we just experienced.

In summary, we remain positive because we are positive. At some point or another, every investment we make ties back to our belief that we are riding the coattails of a tremendous new economy. Although fluctuations will occur along the way, we see continued upward growth for investors with a long-term time horizon.

White Oak Growth Stock Portfolio

The White Oak Growth Stock Portfolio's performance was solid once again in 1998, gaining 16.48% for the twelve months ending October 31, 1998. On an annualized basis since the inception date of August 3, 1992, the Fund has risen 22.08% per year, compared to a 19.22% annualized gain for the Standard & Poor's 500 Composite Index. Because of White Oak's successful performance over both the three and five year time periods, along with outstanding tax efficiency and lower than average operating expenses, it continues to attract favorable media attention and new investors. Cash flow into the Fund during the year was positive and steady, and because of the large capitalization of the companies we invest in, putting the money to work in the existing stock positions was not a problem.

Performance during the year was broad-based across our favorite sectors, with several companies doing extremely well. Top performers included Pfizer and Merck among drug stocks, Morgan Stanley Dean Witter and MBNA in the financial area, Cisco Systems in networking, Microsoft in software, Ascend Communications in telecommunications equipment, and Sun Microsystems in computer hardware. A few holdings - Bankers Trust, Ciena and Parametric Technology - were disappointing performers, but have rallied well during the latter part of the year. We are holding onto or adding to these positions in the belief that their long-term fundamentals appear sound.

-------------------------------------------------------------------------------
Manager's Discussion of Fund Performance (continued)
October 31, 1998


Valuations in large cap stocks seem expensive compared to small caps, particularly in technology. We think that some premium is justified with the belief that the big will only get bigger, and companies like Cisco are going to continue to dominate in their high growth areas. We continue to add to positions that have excellent growth potential on a three to five year time horizon, and are selling only when we believe valuations have become excessive, or a better growth opportunity exists. This has resulted in portfolio turnover of only 6% for the year, which in turn has led to no short or long-term capital gain distribution for the calendar year 1998.


                                                      Annualized  Annualized  Annualized
                                           One Year     3 Year      5 Year   Inception to
                                            Return      Return      Return       Date
                                           --------   ----------  ---------- ------------
White Oak Growth Stock Portfolio(1)         16.48%      23.86%      26.53%      22.08%
S&P 500 Composite Index                     22.00%      25.99%      21.30%      19.22%
Lipper Growth Average                        9.61%      17.97%      15.66%      15.51%


Comparison of Change in the Value of a $25,000 Investment in the White Oak Growth Stock Portfolio, versus the S&P 500 Composite Index, and the Lipper Growth Average

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                                                          Cumulative Total Return
                                   ----------------------------------------------------------------------
                                   8/31/92     Oct 92   Oct 93   Oct 94   Oct 95   Oct 96   Oct 97   Oct 98
                                   -------     ------   ------   ------   ------   ------   ------   ------
White Oak Growth Stock Portfolio    25,000     27,055   28,026   31,456   47,835   58,039   78,039   90,900
S&P 500 Composite Index             25,000     25,381   29,158   30,283   38,281   47,499   62,746   76,550
Lipper Growth Average               25,000     25,928   30,562   31,210   38,363   45,537   58,123   63,709



(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.



Pin Oak Aggressive Stock Portfolio

The Pin Oak Aggressive Stock Portfolio gained 12.85% for the one-year period ending October 31, 1998. Pin Oak has performed extremely well in a market that was exceptionally poor for small and mid-cap stocks. While other small and mid-cap mutual funds have been showing negative 1998 performance, Pin Oak's year-to-date returns have gained recognition in several media "Top Performers" lists. The annualized return since the Fund's inception

-------------------------------------------------------------------------------
Manager's Discussion of Fund Performance (concluded)
October 31, 1998

of August 3, 1992, was 13.43%, compared to 19.22% for the Standard & Poor's 500 Composite Index for the same period.

Many of the smaller cap holdings in the Fund performed quite well, such as International Network Services in networking consulting, Express Scripts in pharmaceutical management, Xilinx in semiconductors, and Mutual Risk in insurance. Larger cap holdings, which were purchased as smaller cap stocks and held due to their continuing growth prospects, also helped boost performance. These include Cisco Systems in networking and Ascend in telecommunications equipment.

Aspect Telecommunications, Ciena and Atmel were stocks whose valuations fell considerably during the year. We continue to hold these stocks, believing they will remain leaders in their product areas, have healthy long-term prospects, and are attractively valued.

Pin Oak's portfolio turnover for the last twelve months was a low 10%, and the Fund had no short or long-term capital gains distribution.



                                                Annualized    Annualized    Annualized
                                   One Year       3 Year         5 Year    Inception to
                                    Return        Return         Return         Date
                                   --------     ----------    ----------   ------------
Pin Oak Aggressive Stock
 Portfolio(1)                        12.85%        8.23%         11.72%        13.43%
S&P 500 Composite Index              22.00%       25.99%         21.30%        19.22%
Lipper Small Cap Average            (13.76)%       9.13%          9.95%        13.25%



    Comparison of Change in the Value of a $25,000 Investment in the Pin Oak
                 Aggressive Stock Portfolio, versus the S&P 500
                Composite Index, and the Lipper Small Cap Average


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:




                                                          Cumulative Total Return
                                     ----------------------------------------------------------------------
                                     8/31/92   Oct 92   Oct 93   Oct 94   Oct 95   Oct 96   Oct 97   Oct 98
                                     -------   ------   ------   ------   ------   ------   ------   ------
Pin Oak Aggressive Stock Portfolio   25,000    27,343   33,566   30,854   46,068   45,427   51,755   58,406
S&P 500 Composite Index              25,000    25,381   29,158   30,283   38,281   47,499   62,746   76,550
Lipper Small Cap Average             25,000    26,577   34,459   35,045   43,137   52,114   66,075   56,983



(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Report of Independent Public Accountants

To the Shareholders and Board of Trustees of Oak Associates Funds:

We have audited the accompanying statements of net assets of the Pin Oak Aggressive Stock Portfolio and White Oak Growth Stock Portfolio of the Oak Associates Funds (the "Trust") as of October 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pin Oak Aggressive Stock Portfolio and White Oak Growth Stock Portfolio of the Oak Associates Funds as of October 31, 1998, and the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
November 20, 1998

-------------------------------------------------------------------------------
Financial Highlights
For a Share Outstanding Throughout the Periods Ended October 31,



             Net                 Realized and                                   Net
            Asset        Net      Unrealized   Distributions   Distributions   Asset
            Value    Investment    Gains or      from Net         from         Value
          Beginning    Income    (Losses) on    Investment       Capital      End of
         of Period     (Loss)     Securities      Income          Gains       Period
         ----------  ----------  ------------  -------------   -------------  ------
------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Portfolio
------------------------------------------------------------------------------------

1998(1)    $19.46      (0.15)        2.65           --              --        $21.96
1997       $17.08      (0.11)        2.49           --              --        $19.46
1996       $17.32      (0.09)       (0.15)          --              --        $17.08
1995       $11.60      (0.08)        5.80           --              --        $17.32
1994       $12.62      (0.06)       (0.96)          --              --        $11.60
1993       $10.28      (0.05)        2.39           --              --        $12.62
1992(2)    $10.00         --         0.28           --              --        $10.28





                                             Ratio of      Ratio of     Ratio of Net
                                                Net       Expenses to   Income (Loss)
                   Net Assets    Ratio of     Income      Average Net   to Average Net
                     End of     Expenses to  (Loss) to      Assets         Assets        Portfolio
           Total     Period       Average     Average     (Excluding     (Excluding       Turnover
           Return     (000)     Net Assets   Net Assets     Waivers)       Waivers)         Rate
           ------  ----------   -----------  ----------   -----------   --------------   ---------
1998(1)    12.85 %   $41,444       1.00%       (0.79)%       1.14%          (0.93)%       10.04%
1997       13.93 %   $31,681       0.99%       (0.75)%       1.23%          (0.99)%       17.30%
1996       (1.39)%   $23,738       0.96%       (0.62)%       1.47%          (1.13)%       31.65%
1995       49.31 %   $15,652       0.98%       (0.70)%       1.65%          (1.37)%       49.28%
1994       (8.08)%   $9,624        0.96%       (0.62)%       1.74%          (1.40)%       48.88%
1993       22.76 %   $9,079        0.98%       (0.48)%       2.07%          (1.57)%       68.32%
1992(2)    11.57 %   $4,127        1.00%*       0.03 %*      4.06%*         (3.03)%*       4.00%







             Net                 Realized and                                   Net
            Asset        Net      Unrealized   Distributions   Distributions   Asset
            Value    Investment    Gains or      from Net         from         Value
          Beginning    Income    (Losses) on    Investment       Capital      End of
         of Period     (Loss)     Securities      Income          Gains       Period
         ----------  ----------  ------------  -------------   -------------  ------

------------------------------------------------------------------------------------
White Oak Growth Stock Portfolio
------------------------------------------------------------------------------------

1998(1)    $29.29      (0.05)        4.86            --            (0.06)     $34.04
1997       $21.88       0.03         7.49          (0.04)          (0.07)     $29.29
1996       $18.08       0.05         3.80          (0.05)            --       $21.88
1995       $11.92       0.04         6.15          (0.03)            --       $18.08
1994       $10.64       0.02         1.28          (0.02)            --       $11.92
1993       $10.33       0.05         0.32          (0.06)            --       $10.64
1992(2)    $10.00       0.02         0.33          (0.02)            --       $10.33







                                             Ratio of      Ratio of     Ratio of Net
                                                Net       Expenses to   Income (Loss)
                   Net Assets    Ratio of     Income      Average Net   to Average Net
                     End of     Expenses to  (Loss) to      Assets         Assets        Portfolio
           Total     Period       Average     Average     (Excluding     (Excluding       Turnover
           Return     (000)     Net Assets   Net Assets     Waivers)       Waivers)         Rate
           ------  ----------   -----------  ----------   -----------   --------------   ---------
1998(1)    16.48 %   $830,219      1.00%       (0.22)%       1.07%          (0.29)%       6.16%
1997       34.46 %   $362,404      0.98%        0.06 %       1.14%          (0.10)%       7.90%
1996       21.33 %   $ 26,109      0.95%        0.23 %       1.50%          (0.32)%       8.07%
1995       52.07 %   $ 10,495      0.97%        0.29 %       2.06%          (0.80)%      22.43%
1994       12.24 %   $  5,942      0.97%        0.19 %       2.24%          (1.08)%      37.42%
1993        3.59 %   $  5,539      0.97%        0.54 %       2.71%          (1.20)%      27.48%
1992(2)    14.30 %   $  3,195      1.00%*       0.74 %*      4.78%*         (3.04)%*       --






* Annualized


(1) The information set forth in this table for the period prior to February 27, 1998 is the financial data of the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund, respectively, each a series of the Advisors' Inner Circle Fund. See Note 1 of Notes to Financial Statements regarding reorganization of the Oaks Associates Funds.

(2) The Pin Oak Aggressive Stock Portfolio and the White Oak Growth Stock Portfolio commenced operations on August 3, 1992.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Net Assets
October 31, 1998

                                                Market
PIN OAK AGGRESSIVE                               Value
STOCK PORTFOLIO                      Shares      (000)
------------------                   ------     ------
Common Stocks 95.5%

Aircraft 3.6%
   Gulfstream Aerospace*             33,600    $ 1,487
                                               -------
                                                 1,487
                                               -------
ATM Machines 2.5%
   Diebold                           32,600      1,017
                                               -------
                                                 1,017
                                               -------
Banks 4.1%
   MBNA                              75,000      1,711
                                               -------
                                                 1,711
                                               -------
Computer Communications
   Equipment 21.9%
   3Com*                             60,375      2,177
   Cisco Systems*                    95,400      6,010
   Xylan*                            55,300        885
                                               -------
                                                 9,072
                                               -------
Computer-Aided Design Software 9.9%
   Parametric Technology*            79,000      1,313
   Synopsys*                         62,029      2,807
                                               -------
                                                 4,120
                                               -------
Computers & Services 6.7%
   International Network Services*   65,700      2,792
                                               -------
                                                 2,792
                                               -------
Computer Hardware 4.5%
   Compaq Computer                   58,500      1,850
                                               -------
                                                 1,850
                                               -------
Insurance 2.8%
   Mutual Risk Management
      Limited                        34,732      1,174
                                               -------
                                                 1,174
                                               -------
Managed Health Care Services 9.4%
   Express Scripts Cl A*             40,000      3,908
                                               -------
                                                 3,908
                                               -------
Semi-Conductors/Electronics 14.3%
   Atmel*                            53,400        617
   Linear Technology                 30,500      1,819
   Maxim Integrated Products*        59,400      2,120
   Xilinx*                           30,800      1,375
                                               -------
                                                 5,931
                                               -------





                                    Shares/     Market
PIN OAK AGGRESSIVE                    Par        Value
STOCK PORTFOLIO                      (000)       (000)
------------------                  -------     ------

Semi-Conductors/Capital Equipment
   Manufacturing 5.0%
   Applied Materials*                59,500    $ 2,064
                                               -------
                                                 2,064
                                               -------
Telecommunications Equipment 10.8%
   Ascend Communications*            48,900      2,360
   Aspect Telecommunications*        75,300      1,139
   Ciena*                            55,800        959
                                               -------
                                                 4,458
                                               -------
Total Common Stocks
   (Cost $26,558)                               39,584
                                               -------
Repurchase Agreement 6.7%
   Morgan Stanley
      (4.75%, dated 10/30/98,
      matures 11/02/98, repurchase
      price $2,783,070
      (collateralized by U.S.
      Treasury Bill, par
      value $2,874,720, 0.00%,
      01/07/99, market value:
      $2,852,075))                    2,782      2,782
                                               -------
Total Repurchase Agreement
   (Cost $2,782)                                 2,782
                                               -------
Total Investments 102.2%
   (Cost $29,340)                               42,366
                                               -------
Other Assets and Liabilities, Net (2.2%)          (922)
                                               -------
Net Assets
   Portfolio Shares (unlimited authorization
      --no par value) based on 1,886,980
      outstanding shares of beneficial
      interest                                  28,621
   Accumulated net realized loss on
      investments                                 (203)
   Net unrealized appreciation on invesments    13,026
                                               -------
Total Net Assets 100.0%                        $41,444
                                               =======
   Net Asset Value, Offering & Redemption
      Price Per Share                          $ 21.96
                                               =======
*Non-income producing security
Cl-Class

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Net Assets
October 31, 1998

                                                Market
WHITE OAK GROWTH                                 Value
STOCK PORTFOLIO                      Shares      (000)
----------------                     ------     ------
Common Stocks 97.6%

Banks 15.6%
   BankAmerica                      608,600    $34,956
   Bankers Trust New York           101,800      6,394
   Citigroup                        922,250     43,403
   MBNA                           1,949,625     44,476
                                              --------
                                               129,229
                                              --------
Computer Communications Equipment 9.2%
   3Com*                            835,100     30,116
   Cisco Systems*                   735,750     46,352
                                              --------
                                                76,468
                                              --------
Computer-Aided Design Software 4.4%
   Parametric Technology*         2,180,800     36,256
                                              --------
                                                36,256
                                              --------
Computer Hardware 8.5%
   Compaq Computer                1,332,700     42,147
   Sun Microsystems*                492,700     28,700
                                              --------
                                                70,847
                                              --------
Financial Services 0.8%
   First Data                       235,100      6,230
                                              --------
                                                 6,230
                                              --------
Insurance 3.7%
   American International
      Group                         364,999     31,116
                                              --------
                                                31,116
                                              --------
Medical Instruments 5.6%
   Medtronic                        713,500     46,377
                                              --------
                                                46,377
                                              --------
Pharmaceuticals 16.8%
   Lilly Eli & Co.                  620,000     50,181
   Merck                            336,700     45,539
   Pfizer                           404,500     43,408
                                              --------
                                               139,128
                                              --------
Prepackaged Software 0.5%
   Microsoft*                        37,200      3,938
                                              --------
                                                 3,938
                                              --------
Securities Broker 4.8%
   Morgan Stanley, Dean
      Witter, Discover              622,175     40,286
                                              --------
                                                40,286
                                              --------
Semi-Conductor Capital Equipment
   Manufacturing 5.6%
   Applied Materials*             1,354,200     46,974
                                              --------
                                                46,974
                                              --------



                                    Shares/     Market
WHITE OAK GROWTH                      Par        Value
STOCK PORTFOLIO                      (000)       (000)
----------------                    -------     ------

Semi-Conductors/Electronics 10.4%
   Intel                            507,200  $  45,236
   Linear Technology                691,200     41,213
                                              --------
                                                86,449
                                              --------
Telecommunications Equipment 11.7%
   Ascend Communications*           931,700     44,955
   Ciena*                         1,116,200     19,185
   Northern Telecom Limited          54,600      2,338
   Tellabs*                         554,000     30,470
                                              --------
                                                96,948
                                              --------
Total Common Stocks
   (Cost $731,147)                             810,246
                                              --------

Repurchase Agreement 1.7%
   J.P. Morgan
      (4.77%, dated 10/30/98,
      matures 11/02/98, repurchase
      price $14,259,010 (collateralized
      by U.S. Treasury Bond,
      par value $8,888,000,
      11.75%, 11/15/14, market
      value: $14,538,895))           14,253     14,253
                                              --------
Total Repurchase Agreement
   (Cost $14,253)                               14,253
                                              --------
Total Investments 99.3%
   (Cost $745,400)                             824,499
                                              --------
Other Assets and Liabilities, Net 0.7%           5,720
                                              --------
Net Assets
   Portfolio Shares (unlimited authorization
      --no par value) based on 24,388,882
      outstanding shares of beneficial
      interest                                 757,077
   Accumulated net realized loss on
      investments                               (5,957)
   Net unrealized appreciation on invesments    79,099
                                              --------
Total Net Assets 100.0%                       $830,219
                                              ========
   Net Asset Value, Offering & Redemption
      Price Per Share                          $ 34.04
                                              ========


*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Operations (000)


                                                                    Pin Oak            White Oak
                                                               Aggressive Stock      Growth Stock
                                                                   Portfolio           Portfolio
                                                               ----------------      ------------
                                                                   11/01/97            11/01/97
                                                                  to 10/31/98         to 10/31/98
                                                               ----------------      ------------
Investment Income:
   Dividends ..........................................            $     28             $  3,465
   Interest ...........................................                  47                1,234
                                                                   --------             --------

      Total Investment Income .........................                  75                4,699
                                                                   --------             --------
Expenses:
   Investment Advisory Fees ...........................                 260                4,460
   Investment Advisory Fee Waiver .....................                 (49)                (410)
   Administration Fees ................................                  54                  755
   Custodian Fees .....................................                   4                   46
   Transfer Agent Fees and Expenses ...................                  45                  678
   Professional Fees ..................................                  11                   89
   Trustee Fees .......................................                   1                    9
   Registration Fees ..................................                  18                  223
   Printing ...........................................                   7                  159
   Insurance and Other Fees ...........................                   1                   16
                                                                   --------             --------
      Total Expenses ..................................                 352                6,025
                                                                   --------             --------
      Net Investment Loss .............................                (277)              (1,326)
                                                                   --------             --------
   Net Realized Gain (Loss) on Securities Sold ........               1,175               (5,957)
   Net Unrealized Appreciation of Investment Securities               2,886               56,368
                                                                   --------             --------
      Net Realized and Unrealized Gain on Investments .               4,061               50,411
   Net Increase in Net Assets Resulting From Operations            $  3,784             $ 49,085
                                                                   ========             ========




    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Changes in Net Assets (000)


                                                                        Pin Oak                    White Oak
                                                                   Aggressive Stock               Growth Stock
                                                                       Portfolio                    Portfolio
                                                               ---------------------------     --------------------------
                                                                11/01/97        11/01/96        11/01/97       11/01/96
                                                               to 10/31/98     to 10/31/97     to 10/31/98    to 10/31/97
                                                               -----------     -----------     -----------    -----------
Investment Activities:
   Net Investment Income (Loss) ..........................      $    (277)      $    (224)      $  (1,326)      $      88
   Net Realized Gain (Loss) on Securities Sold ...........          1,175             (74)         (5,957)            898
   Net Unrealized Appreciation of Investment Securities ..          2,886           3,097          56,368          15,492
                                                                ---------       ---------       ---------       ---------
      Net Increase in Net Assets Resulting From Operations          3,784           2,799          49,085          16,478
                                                                ---------       ---------       ---------       ---------
Distributions to Shareholders:
   Net Investment Income .................................           --              --              --              (137)
   Realized Capital Gains ................................           --              --              (848)           (108)
                                                                ---------       ---------       ---------       ---------
      Total Distributions ................................           --              --              (848)           (245)
                                                                ---------       ---------       ---------       ---------
Capital Share Transactions (in dollars):
   Shares Issued .........................................         25,022          19,483         699,743         374,802
   Shares Issued in Lieu of Cash Distributions ...........           --              --               802             238
   Shares Redeemed .......................................        (19,043)        (14,339)       (280,967)        (54,978)
                                                                ---------       ---------       ---------       ---------
      Increase in Net Assets From Capital Share
         Transactions ....................................          5,979           5,144         419,578         320,062
                                                                ---------       ---------       ---------       ---------
            Total Increase in Net Assets .................          9,763           7,943         467,815         336,295
                                                                ---------       ---------       ---------       ---------
Net Assets:
      Beginning of Period ................................         31,681          23,738         362,404          26,109
                                                                ---------       ---------       ---------       ---------
      End of Period ......................................      $  41,444       $  31,681       $ 830,219       $ 362,404
                                                                ---------       ---------       ---------       ---------
Shares Issued and Redeemed:
   Issued ................................................          1,173           1,002          20,843          13,049
   Issued in Lieu of Cash Distributions ..................           --              --                29              10
   Redeemed ..............................................           (914)           (763)         (8,854)         (1,881)
                                                                ---------       ---------       ---------       ---------
   Net Increase in Share Transactions ....................            259             239          12,018          11,178
                                                                ---------       ---------       ---------       ---------



Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1998



1. Organization:

The Oak Associates Funds (the "Trust") is organized as a Massachusetts business trust under an Agreement and Declaration of Trust dated November 6, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with two portfolios, Pin Oak Aggressive Stock Portfolio and White Oak Growth Stock Portfolio (the "Funds"). The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

On February 25, 1998, the shareholders of the Advisors' Inner Circle White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund (the "Oak Funds") voted to approve a tax-free reorganization of the Oak Funds through a transfer of all assets and liabilities to the Oak Associates Funds White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio. The reorganization took place on February 27, 1998.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

     Security Valuation--Investments in equity securities, which are traded on a national exchange (or reported on the NASDAQ national market system), are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     Federal Income Taxes--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

     Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Net Asset Value Per Share--The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

     Expenses--Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1998



     agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     Distributions to Shareholders--Distributions from net investment income are declared and paid to Shareholders on a quarterly basis, as applicable. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. In accordance with the Statement of Position 93-2, Pin Oak Aggressive Stock Portfolio and White Oak Growth Stock Portfolio reclassed $276,718 and $1,326,182, respectively from Net Investment Income to Paid In Capital in the Statement of Net Assets. This reclassification, which has no impact on the net asset value of the Funds is primarily attributable to net operating losses and differences in the computation of distributable income under federal income tax rules versus generally accepted accounting principles.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.


4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administrative Agreement dated February 27, 1998, under which the Administrator provides management and administrative services for an annual fee of 0.15% of the average daily net assets of each of the Funds up to $250 million, 0.12% on the next $200 million, 0.10% on the next $200 million, and 0.08% of such assets in excess of $650 million. There is a minimum annual fee of $50,000 per fund.

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated February 27, 1998. The

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1998



Distributor receives no fees for its distribution services under this agreement.


5. Investment Advisory and Custodian Agreements:

The Trust and Oak Associates, ltd. (the "Adviser") are parties to an Investment Advisory Agreement dated February 27, 1998, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the Funds' expenses if necessary) in order to limit operating expenses to not more than 1.00% of the average daily net assets of each of the Funds. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1998, are as follows:

                                  Pin Oak    White Oak
                                Aggressive    Growth
                                   Stock       Stock
                                 Portfolio   Portfolio
                                   (000)       (000)
                                ----------   ---------
Purchases
   Government                      $ --          $ --
   Other                          8,018       453,776
Sales
   Government                      $ --          $ --
   Other                          3,458        35,537


At October 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1998, are as follows:

                                  Pin Oak    White Oak
                                Aggressive    Growth
                                   Stock       Stock
                                 Portfolio   Portfolio
                                   (000)       (000)
                                ----------   ---------
Aggregate gross unrealized
   appreciation                 $18,033      $152,989
Aggregate gross unrealized
   depreciation                  (5,007)      (73,890)
                                -------      --------
Net unrealized
   appreciation                 $13,026      $ 79,099
                                =======      ========


7. Capital Loss Carryforwards:

The capital loss carryforwards at October 31, 1998, for federal income tax purposes are as follows:

                        Expires    Expires    Expires
                         2004       2005       2006
                        -------    -------    -------
Pin Oak Aggressive
   Stock Portfolio      $129,749   $73,224   $       --
White Oak Growth
   Stock Portfolio      $     --   $    --   $5,956,896

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

-------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
October 31, 1998


8. Shareholder Voting Results (Unaudited):

There was a Special Meeting of The Advisors' Inner Circle Fund on February 25, 1998 to approve an Agreement and Plan of Reorganization and Liquidation between the Advisors' Inner Circle Fund and the Oak Associates Funds on behalf of the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund. The results were as follows:

White Oak Growth Stock Portfolio
                      Shares        % of        % of
                       Voted        Voted       Total
                      ------        -----       -----
For                  6,419,978      91.97%      47.86%
Against                265,663       3.81%       1.98%
Abstain                294,461       4.22%       2.19%
                     ---------     ------       -----
Total                6,980,102     100.00%      52.03%

Pin Oak Aggressive Stock Portfolio

                      Shares        % of        % of
                       Voted        Voted       Total
                      ------        -----       -----
For                  1,066,439      98.26%      63.69%
Against                 12,232       1.13%       0.73%
Abstain                  6,660       0.61%       0.40%
                     ---------     ------       -----
Total                1,085,331     100.00%      64.82%

-------------------------------------------------------------------------------
Notice to Shareholders (Unaudited)



For shareholders that do not have an October 31, 1998 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 1998 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 1998, each portfolio is designating the following items with regard to distributions paid during the year.



                                           Long Term      Mid Term
                                           (20% Rate)    (28% Rate)     Ordinary
                                          Capital Gain  Capital Gain     Income      Tax-Exempt     Total       Qualifying
              Fund                        Distribution  Distribution  Distributions   Interest   Distributions  Dividends(1)
              ----                        ------------  ------------  -------------  ----------  -------------  -----------
Pin Oak Aggressive Stock Portfolio            0.00%       0.00%           0.00%         0.00%         0.00%        0.00%
White Oak Growth Stock Portfolio            100.00%       0.00%           0.00%         0.00%       100.00%        0.00%




(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

[LOGO]

P.O. Box 419441
Kansas City, MO 64141-6441

Distributor:
SEI Investments Distribution Co.


Investment Adviser:

[LOGO]


To open an account,
receive account information,
make inquiries or request
an investment kit:

Call Toll Free
1-888-4OAK-FUND
(1-888-462-5386)

www.oakassociates.com

OAK-F-020-08000

     ANNUAL
     REPORT
     ------
OCTOBER 31, 1998


[LOGO]
WHITE OAK GROWTH
PIN OAK AGGRESSIVE

    Advised by
OAK ASSOCIATES, ltd.


www.oakassociates.com